SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): May 15, 2001

PRIME RECEIVABLES CORPORATION
(Originator of the Prime Credit Card Master Trust)

7 West Seventh Street
Cincinnati, Ohio 45202
(513) 579-7580

Delaware	31-1359594	0-21118
(State of Incorporation)	(IRS Identification No.)	(Commission File Number)

Item 5.	Other Events.

 This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K dated May 15, 2001 of Prime Receivables Corporation filed with the Securities and Exchange Commission on May 22, 2001 (the "Original 8-K"). Certain items in the Settlement Statement of the Trust for the period ended May 5, 2001 that was filed as Exhibit 99.4 to the Original 8-K have been revised for Series 1996-1. An amended and restated Settlement Statement of the Trust for the period ended May 5, 2001 is attached hereto as Exhibit 99.4. The revised percentages and amounts do not affect the allocation of collections, payments made to Certificateholders, or excess spread. The revised items are marked "Revised" on the exhibit.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

The following Exhibit is filed with this Report:

99.4	Settlement Statement of the Trust for the period ended May 5, 2001 and the related distributions made on May 15, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME RECEIVABLES CORPORATION

Dated: April 19, 2002	By: /s/ David W. Dawson
Name: David W. Dawson
Title: Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit	Sequentially Numbered Page

99.4	Settlement Statement of the Trust for the period ended May 5, 2001 and the related distributions made on May 15, 2001.

Exhibit 99.4

Settlement Statement of the Trust for the period ended May 5, 2001 and the related distributions made on May 15, 2001.